                                                                   EXHIBIT 10.94

                         CORPORATE RESOLUTION TO BORROW


===========================================================================================================
Principal         Loan Date     Maturity      Loan No.    Call   Collateral   Account   Officer   Initials
$1,500,000.00                   05-01-1998    4000928            5005         423157    112
-----------------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower:  OPTIMUMCARE CORPORATION        Lender: NATIONAL BANK OF SOUTHERN CALIFORNIA
           30011 IVY GLENN DRIVE #219             COMMERCIAL LOAN DEPARTMENT
           LAGUNA NIGUEL, CA 92677                4100 NEWPORT PLACE
                                                  NEWPORT BEACH, CA 92660


I, the undersigned Secretary or Assistant Secretary of OPTIMUMCARE CORPORATION (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware as a corporation for profit, with its principal office at 30011 IVY GLENN DRIVE, #219, LAGUNA NIGUEL, CA 92677, and is duly authorized to transact business in the State of California.

I FURTHER CERTIFY that a meeting of the Directors of the Corporation, duly called and held on May 15, 1997, at which a quorum was present and voting,, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAME                           POSITION                    ACTUAL SIGNATURE

EDWARD A. JOHNSON              PRESIDENT                   X

acting for and on behalf of the Corporation and as its act and deed be, and he or she hereby is, authorized and empowered:

Borrow Money. To borrow from time to time from NATIONAL BANK OF SOUTHERN CALIFORNIA ("Lender"), on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgement should be borrowed; however, not exceeding at any time the amount of One Million Six Hundred Thousand & 00/100 Dollars ($1,600,000.00), in addition to such sum or sums of money as may be currently borrowed by the Corporation from Lender.

Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accommodations and/or revision agreement or other evidence of obligation of the Corporation, on Lender's forms at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to lender one or more renewals, extensions, modifications, refinancing, consolidations or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes)m or any other or further indebtedness of the Corporation to Lender at any tine owing, however, the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be required by Lender, and which shall evidence the terms and conditions under the pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or the reevidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as he or she may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The following person or persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives written notice of revocation of their authority: EDWARD A. JOHNSON, PRESIDENT.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of his or her revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

BE IF FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate form time to time) prior to any (a) change in the name of the corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or
(f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

I FURTHER CERTIFY that the officer, employee, or agent named above is duly elected, appointed, or employed by or for the Corporation as the case may be, and occupies the position set opposite the name; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation on May 15, 1997 and attest that the signatures set opposite the names listed above are their genuine signatures.


                                 CERTIFIED TO AND ATTESTED BY:

                                 X_____________________________

CORPORATE SEAL                   X_____________________________


NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.

NATIONAL BANK OF SOUTHERN CALIFORNIA

                            CHANGE IN TERMS AGREEMENT

===========================================================================================================
Principal         Loan Date     Maturity      Loan No.    Call   Collateral   Account   Officer   Initials
$1,500,000.00                   05-01-1998    4000928            5005         423157    112
-----------------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
===========================================================================================================

Borrower:  OPTIMUMCARE CORPORATION        Lender: NATIONAL BANK OF SOUTHERN CALIFORNIA
           30011 IVY GLENN DRIVE #219             COMMERCIAL LOAN DEPARTMENT
           LAGUNA NIGUEL, CA 92677                4100 NEWPORT PLACE
                                                  NEWPORT BEACH, CA 92660


Principal Amount:  $1,500,000.00            Date of Agreement:  May 15, 1997

DESCRIPTION OF EXISTING INDEBTEDNESS. ORIGINAL PROMISSORY NOTE DATED APRIL 14, 1995 IN THE PRINCIPAL AMOUNT OF $500,000.00.

DESCRIPTION OF COLLATERAL. SECURITY AGREEMENT AND UCC-1 FILING ON ALL ACCOUNTS RECEIVABLE, INVENTORY, FIXED ASSETS AND EQUIPMENT.

DESCRIPTION OF CHANGE IN TERMS. NOTE CHANGED FROM A NON-REVOLVING LINE OF CREDIT TO A FORMULA LINE OF CREDIT.

MATURITY DATE EXTENDED TO MAY 1, 1998.

PRINCIPAL NOTE AMOUNT INCREASED TO $1,500,000.00

INTEREST RATE CHANGED TO WALL STREET JOURNAL PRIME PLUS 1.25%

ALL OTHER TERMS AND CONDITIONS SHALL REMAIN THE SAME.

PROMISE TO PAY. OPTIMUMCARE CORPORATION, A DELAWARE CORPORATION ("Borrower") promises to pay to NATIONAL BANK OF SOUTHERN CALIFORNIA ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Million Five Hundred Thousand & 00/100 Dollars ($1,500,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan on demand, or if no demand is made, in one payment of all outstanding principal plus all accrued unpaid interest on May 1, 1998. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning July 1, 1997, and all subsequent interest payments are due on the same day of each month after that. Interest on this Agreement is computed on a 365/365 simple interest basis; that is, by applying the ratio of the annual interest rate over the number of days in a year, multiplied by the outstanding principal balance multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount of any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Agreement is subject to change from time to time based on changes in an independent index which is the Prime rate as published in the Wall Street Journal. When a range of rates has been published, the lower of the rates will be used (the "Index"). The
Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY. The index currently is 8.500% per annum. The Interest rate to be applied to the unpaid principal balance of this Agreement will be at a rate of 1.250 percentage points over the Index, resulting in an initial rate of 9.750% per annum. NOTICE: Under no circumstances will the interest rate on this Agreement be more than the maximum rate allowed by applicable law.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Agreement, Borrower understands that Lender is entitled to a minimum interest charge of $100.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to be Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment of $10.00, whichever is greater.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Agreement or any agreement related to this Agreement, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents.
(d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Agreement. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. (i) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within five (5) days; or (b) if the cure requires more than five (5) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also , if permitted under applicable law, do one or both of the following: (a) increase the variable interest rate on this Agreement of 6.500 percentage points over the Index, and
(b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Agreement (including any increased rate). Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings

(including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of ORANGE County, the State of California. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. (Initial Here ____) This Agreement shall be governed by and construed in accordance with the laws of the State of California.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's account with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Agreement against any and all such accounts.

LINE OF CREDIT. This Agreement evidences a revolving line of credit. Advances under this Agreement may be requested only in writing by Borrower or by an authorized person. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit under Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: EDWARD A. JOHNSON, PRESIDENT. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if: (a) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Agreement or any other loan with Lender; or (d) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Agreement or any other agreement between Lender and Borrower.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

MISCELLANEOUS PROVISIONS. This Agreement is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Agreement on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

BORROWER:

OPTIMUMCARE CORPORATION, A DELAWARE CORPORATION



BY: EDWARD A JOHNSON, PRESIDENT

                     DISBURSEMENT REQUEST AND AUTHORIZATION

===========================================================================================================
Principal         Loan Date     Maturity      Loan No.    Call   Collateral   Account   Officer   Initials
$1,500,000.00                   05-01-1998    4000928            5005         423157    112
-----------------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
===========================================================================================================

Borrower:  OPTIMUMCARE CORPORATION        Lender: NATIONAL BANK OF SOUTHERN CALIFORNIA
           A DELAWARE CORPORATION                 COMMERCIAL LOAN DEPARTMENT
           30011 IVY GLENN DRIVE #219             4100 NEWPORT PLACE
           LAGUNA NIGUEL, CA 92677                NEWPORT BEACH, CA 92660


LOAN TYPE. This is a Variable Rate (1.250% over Prime rate as published in the Wall Street Journal. When a range of rates has been published, the lower of the rates will be used, making an initial rate of 9.750%), Revolving Line of Credit Loan to a Corporation for $1,500,000.00 due on May 1, 1998.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for (please initial):

                Personal, Family or Household Purposes or Personal Investment
           ---
            X   Business (Including Real Estate Investment
           ---

SPECIFIC PURPOSE. The specific purpose of this loan is: TO FINANCE SHORT-TERM CASH REQUIREMENTS.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $1,500,000.00 as follows:

        Undisbursed Funds:                                  $1,054,187.61

        Amount paid to others on Borrower's behalf:         $  445,812.39
        $445,812.39 Payment on Loan #EXTEND 4000928
                                                            -------------
        Note Principal:                                     $1,500,000.00




FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MAY 15, 1997.

BORROWER:

OPTIMUMCARE CORPORATION, A DELAWARE CORPORATION


By:   EDWARD A. JOHNSON
      EDWARD A. JOHNSON, PRESIDENT

                                 LOAN AGREEMENT

===========================================================================================================
Principal         Loan Date     Maturity      Loan No.    Call   Collateral   Account   Officer   Initials
$1,500,000.00                   05-01-1998    4000928            5005         423157    112
-----------------------------------------------------------------------------------------------------------

Borrower:  OPTIMUMCARE CORPORATION        Lender: NATIONAL BANK OF SOUTHERN CALIFORNIA
           30011 IVY GLENN DRIVE #219             COMMERCIAL LOAN DEPARTMENT
           LAGUNA NIGUEL, CA 92677                4100 NEWPORT PLACE
                                                  NEWPORT BEACH, CA 92660

THIS LOAN AGREEMENT between OPTIMUMCARE CORPORATION, A DELAWARE CORPORATION ("BORROWER") and NATIONAL BANK OF SOUTHERN CALIFORNIA ("LENDER"), is made and executed on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans and other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. All such loans and financial accommodations, together with all future loans and financial accommodations from Lender to Borrower, are referred to in this Agreement individually as the "Loan" and collectively as the "Loans". Borrower understands and agrees that: (a) In granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement; (b)the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgement and discretion; and (c) all such Loans shall be and shall remain subject to the following germs and conditions to this Agreement.

TERM. This Agreement shall be effective as of May 15, 1997, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

        Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

        Account. The word "Account" means a trade account, account receivable, or other right to payment for goods sold or services rendered owing to Borrower (or to a third party grantor acceptable to Lender).

        Account Debtor. The words "Account Debtor" mean the person or entity obligated upon an Account.

        Advance. The word "Advance" means a disbursement of Loan funds under this Agreement.

        Borrower. The word "Borrower" means OPTIMUMCARE CORPORATION, A DELAWARE CORPORATION. The word "Borrower" also includes as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates".

        Borrowing Base. The words "Borrowing Base" mean, as determined by Lender from time to time, the lesser of (a) $1,500,000.00; or (b) 75.000% of the aggregate amount of Eligible Accounts.

        Business Day. The words "Business Day" mean a day on which commercial banks are open for business in the State of California.

        CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

        Cash Flow. The words "Cash Flow" mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization.

        Collateral. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract or otherwise.

        Debt. The word "Debt" means all of Borrower's liabilities excluding Subordinated Debt.

        Eligible Accounts. The words "Eligible Accounts" mean, at any time, all of Borrower's Accounts which contain selling terms and conditions acceptable to Lender. The net amount of any Eligible Account against which Borrower may borrow shall exclude all returns, discounts, credits, and offsets of any nature. Unless otherwise agreed to by Lender in writing, Eligible Accounts do not include:

        (a) Accounts with respect to which the Account Debtor is an officer, an employee or agent of Borrower.

        (b) Accounts with respect to which the Account Debtor is a subsidiary of, or affiliated with or related to Borrower or its shareholders, officers, or directors.

        c) Accounts with respect to which goods are placed on consignment, guaranteed sale, or the terms by reason of which the payment by the Account Debtor may be conditional.

        (d) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower.

        (e)     Accounts which are subject to dispute, counterclaim, or setoff.

        (f) Accounts with respect to which the goods have not been shipped or delivered or the services have not been rendered, to the Account Debtor.

        (g) Accounts with respect to which Lender, in its sole discretion, deems the creditworthiness or financial condition of the Account Debtor to be unsatisfactory.

        (h) Accounts of any Account Debtor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts; or who has had appointed a trustee, custodian, or receiver for the assets of such Account Debtor; or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due.

        (i) Accounts with respect to which the Account Debtor is the United States government or any department or agency of the United States.

        (j) Accounts which have not been paid in full within 90 DAYS from the invoice date. The entire balance of any Account of any single Account debtor will be ineligible whenever the portion of the Account which has not been paid within 90 DAYS from the invoice date is in excess of 25.000% of the total amount outstanding on the Account.

        (k) That portion of the Accounts of any single Account Debtor which exceeds 25.000% of all of Borrower's Accounts.

        (l)     THE FOLLOWING ACCOUNTS ARE EXCLUDED FROM THE CONCENTRATION
                LIMITATION: ST. FRANCIS HOSPITAL AND HUNTINGTON BEACH HOSPITAL AND MEDICAL CENTER d.b.a. HUMANA HOSPITAL.

        ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT".

        Expiration Date. The words "Expiration Date" mean the date of termination of Lender's commitment to lend under this Agreement.

        Grantor. The words "Grantor" means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the indebtedness, including without limitation all borrowers granting such a Security Interest.

        Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodations parties in connection with any Indebtedness.

        Indebtedness. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

        Lender. The word "Lender" means NATIONAL BANK OF SOUTHERN CALIFORNIA, its successors and assigns.

        Liquid Assets. The words "Liquid Assets" mean Borrower's cash on hand plus Borrower's receivables.

        Loan. The word "Loan" or Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans an financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

        Note. The word "Note" means and includes without limitation Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender as well as any substitute, replacement or refinancing note or notes therefor.

        Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

        Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

        Security Interest. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract or otherwise.

        SARA. The word "SARA" means the Superfund Amendments and Reauthorization Act of 1986 as now or hereafter amended.

        Subordinated Debt. The words "Subordinated Debt" means indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender.

        Tangible Net Worth. The words "Tangible Net Worth" mean Borrower's total assets excluding all intangible assets (i.e. goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt.

        Working Capital. The words "Working Capital" mean Borrower's current assets, excluding prepaid expenses, less Borrower's current liabilities.

LINE OF CREDIT. Lender agrees to make Advances to Borrower from time to time from the date of this Agreement to the Expiration Date, provided the aggregate amount of such Advances outstanding at any time does not exceed the Borrowing Base. Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement as follows.

        Conditions Precedent to Each Advance. Lender's obligation to make any Advance to or for the account of Borrower under this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement to be in form and substance satisfactory to Lender:

        (a) Lender shall have received evidence that this Agreement and all Related Documents have been duly authorized, executed, and delivered by Borrower to Lender.

        (b) Lender shall have received such opinions of counsel, supplemental opinions, and documents as Lender may request.

        (c) The security interests in the Collateral shall have been duly authorized, created, and perfected with first lien priority and shall be in full force and effect.

        (d) All guaranties required by Lender for the Line of Credit shall have been executed by each guarantor, delivered to Lender and be in full force and effect.

        (e) Lender, at its option and for its sole benefit, shall have conducted an audit of Borrower's Accounts, books, records, and operations, and Lender shall be satisfied as to their condition.

        (f) Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

        (g) There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement, and Borrower shall have delivered to Lender the compliance certificate called for in the paragraph below titled "Compliance Certificate."

        Making Loan Advances. Advances under the Line of Credit may be requested only in writing by authorized persons. Each Advance shall be conclusively deemed to have been made at the request of and for the benefit of Borrower (a) when credited to any deposit account of Borrower maintained with Lender or (b) when advanced in accordance with the instructions of an authorized person. Lender, at its option, may set a cutoff time, after which all requests for Advances will be treated as having been requested on the next succeeding Business Day. Under no circumstances shall Lender be required to make any Advance in an amount less than $1,000.00.

        Mandatory Loan Repayments. If at any time the aggregate principal amount of the outstanding Advances shall exceed the applicable Borrowing Base, Borrower, immediately upon written or oral notice from Lender, shall pay to Lender an amount equal to the difference between the outstanding principal balance of the Advances and the Borrowing Base. On the Expiration Date, Borrower shall pay to Lender in full the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, not yet paid.

        Loan Account. Lender shall maintain on its books a record of account in which Lender shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the credit facility. Lender shall provide Borrower with periodic statements of Borrower's account, which statements shall be considered to be correct and conclusively binding on Borrower unless Borrower notifies Lender to the contrary within thirty (30) days after Borrower's receipt of any such statement which Borrower deems to be incorrect.

COLLATERAL. To secure payment of the Line of Credit and performance of all other Loans, obligations and duties owed by Borrower to Lender, Borrower (and others, if required) shall grant to Lender Security Interests in such property and assets as Lender may require (the "Collateral"), including without limitation Borrower's present and future Accounts and general intangibles. Lender's Security Interests in the Collateral shall be continuing liens and shall include the proceeds and products of the Collateral, including without limitation the proceeds of any insurance. With respect to the Collateral, Borrower agrees and represents and warrants to Lender:

        Perfection of Security Interests. Borrower agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's Security interests in the Collateral. Upon request of Lender, Borrower will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Borrower will not Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Contemporaneous with the execution of this Agreement, Borrower will execute one or more UCC financing statements and any similar statements as may be required by applicable law, and will file such financing statements and all such similar statements in the appropriate location or locations. Borrower hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue any Security Interest. Lender may at any time, and without further authorization from Borrower, file a carbon, photograph, facsimile, or other reproduction of any financing statement for use as a financing statement. Borrower will reimburse Lender for all expenses for the perfection, termination, and the continuation of the perfection of Lender's security interest in the Collateral. Borrower promptly will notify Lender of any change in Borrower's name including any change to the assumed business names of Borrower. Borrower also promptly will notify Lender of any change in Borrower's Social Security Number or Employer Identification Number. Borrower further agrees to notify Lender in writing prior to any change in address or location of Borrower's principal governance office or should Borrower merge or consolidate with any other entity.

        Collateral Records. Borrower does now, and at all times hereafter shall, keep correct and accurate records of the Collateral, all of which records shall be available to Lender or Lender's representative upon demand for inspection and copying at any reasonable time. With respect to the Accounts, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Accounts and Account balances and aging.

        Collateral Schedules. Concurrently with the execution and delivery of this Agreement, Borrower shall execute and deliver to Lender a schedule of Accounts and Eligible Accounts, in form and substance satisfactory to the Lender. Thereafter Borrower shall execute and deliver to Lender such supplemental schedules of Eligible Accounts and such other matters and information relating to Borrower's Accounts as Lender may request. Supplemental schedules shall be delivered according to the following schedule: MONTHLY.

        Representations and Warranties Concerning Accounts. With respect to the Accounts, Borrower represents and warrants to Lender: (a) Each Account represented by Borrower to be an Eligible Account for purposes of this Agreement conforms to the requirements of the definition of an Eligible Account; (b) all Account information listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; and (c) Lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect, examine, and audit Borrower's records and to confirm with Account Debtors the accuracy of such Accounts.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender as of the date of this Agreement and as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any indebtedness exists:

        Organization. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Delaware. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

        Authorization. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extend to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

        Financial Information. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

        Legal Effect. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower's enforceable against Borrower in accordance with their respective terms.

        Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

        Hazardous Substances. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement shall have the same meanings as set forth in the "CERCLA", "SARA," the Hazardous Materials Transportation Act, 49 U.S.C.
        Section 1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant of any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance on, under, or about any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the even Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer regulating from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Borrower's ownership or interest in the properties, whether or not the same was or should have been known to Borrower. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the indebtedness and the termination or expiration of this Agreement and shall not be affected by Lenders' acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

        Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims or other events. If any, that have been disclosed to and acknowledged by Lender in writing.

        Taxes. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be file, have been files, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

        Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

        Binding Effect. This Agreement, the Note and all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

        Commercial Purposes. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

        Employee Benefit Plans. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, and (iii) no steps have been taken to terminate any such plan.

        Location of Borrower's Offices and Records. The chief place of business of Borrower and the office or offices where Borrower keeps its records concerning the Collateral is located at 30011 IVY GLENN DRIVE, #219, LAGUNA NIGUEL, CA 92677.

        Information. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

        Survival of Representation and Warranties. Borrower understands and agrees that Lender is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Loan and Note shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

        Litigation. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all litigation and claims and all threatened litigation and claims affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

        Financial Records. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

        Additional Information. Furnish such additional information and statements, lists of assets and liabilities, aging of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

        Financial Covenants and Ratios. Comply with the following covenants and ratios:

                Tangible Net Worth. Maintain a minimum Tangible Net Worth of not less than $2,000,000.00. Net Worth Ratio. Maintain a ratio of Total Liabilities to Tangible Net Worth of less than 1.00 to
                1.00. Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

        Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverage, and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverage will not be cancelled or diminished without at least ten (10) day's prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in factor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. IN connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

        Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing Insurance policy showing such information as Lender may reasonable request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. IN addition, upon request of Lender (however not more often then annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

        Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

        Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

        Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, government charges, levies and leans, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided, however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

        Performance. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

        Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the resent executive and management personnel; provide written notice of Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

        Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

        Compliance Certificate. Unless waived in writing by Lender, provide Lender at least annually and at the time of each disbursement of Loan proceeds with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

        Environmental Compliance and Reports. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result o fan intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

        Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (e) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

AUDIT/INSPECTIONS. Borrower will permit employees or agents of Lender to inspect any and all collateral for loan and to examine or audit Borrowers books, accounts and records. These inspections will be performed at Borrowers expense on an annual basis.

COLLATERAL INFORMATION. Borrower will furnish monthly aging of receivables and payables no later than 25 days from month end together with a completed Collateral Schedule, Formula Plan.

ADDITIONAL PROVISION. SEE ATTACHED ADDENDUM WHICH IS MADE A PART OF THIS BUSINESS LOAN AGREEMENT.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

        Default on Indebtedness. Failure of Borrower to make any payment when due on the Loans.

        Other Defaults. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

        Default in Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

        False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

        Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

        Insolvency. The dissolution or termination Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

        Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the Indebtedness, or by any governmental agency. This incudes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor, as the case may be, as to the validity or reasonableness of the claim, which is the basis of the creditor or forfeiture proceeding, and if Borrower or Grantor gives Lender written notice of the creditor or forfeiture proceeding and furnishes reserves or a surety bond for the creditor or forfeiture proceeding satisfactory to Lender.

        Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent or any Guarantor revokes any guaranty of the indebtedness. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

        Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

        Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

        Insecurity. Lender, in good faith, deems itself insecure.

        Right to Cure. If any default, other than a Default on Indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Borrower or Grantor, as the case may be, after receiving written notice from Lender demanding cure of such default; (a) cures the default within five (5) days; or (b) if the cure requires more than five (5) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make Loan Advances or disbursements), and, at Lender's option, all Loans Immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity , or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative an may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not effect lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

        Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

        Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of ORANGE County, the State of California. (Initial Here EAR). Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

        Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

        Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now, or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

        Costs and Expenses. Borrower agrees to pay upon demand all of Lender's out-of-pocket expenses, including without limitation attorneys' fees incurred in connection with the preparation, execution, enforcement and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorney's fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgement collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

        Notices. All notices required to be given under this Agreement shall be given in writing and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extend permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address(es).

        Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be strictest and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

        Subsidiaries and Affiliates of Borrower. To the extend the context of any provisions of this Agreement make it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodations to any subsidiary or affiliate of Borrower.

        Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

        Survival. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making o the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

        Time is of the Essence. Time is of the essence in the performance of this Agreement.

        Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any Lender's rights or of any obligations of Borrower of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISION OF THIS BUSINESS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF MAY 15, 1997.


BORROWER:

OPTIMUMCARE CORPORATION

BY: EDWARD A. JOHNSON
    ---------------------------------
    EDWARD A. JOHNSON, PRESIDENT


LENDER:

NATIONAL BANK OF SOUTHERN CALIFORNIA

BY:
    ---------------------------------
       AUTHORIZED OFFICER



    ---------------------------------

                       ADDENDUM TO BUSINESS LOAN AGREEMENT

This Addendum to Business Loan Agreement amends and replaces in their entirety the section on page 4 entitled "NEGATIVE COVENANTS" and supplements the section on "ADDITIONAL PROVISIONS".

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

        Indebtedness and Liens. (a) Create, incur or assume any Indebtedness other than (i) trade payables incurred in the normal course of business,
        (ii) indebtedness to Lender contemplated by this Agreement, (iii) indebtedness in connection with capital leases in excess of an aggregate of $50,000 in any calendar year, and (iv) contractual obligations to suppliers and customers in the ordinary course of business; (b) sell, transfer, assign, pledge, lease or grant a security interest in or encumber any of Borrower's assets except for purchase money security interests, if any, granted in the ordinary course of business; or (c) sell with recourse any of Borrower's accounts, except to Lender.

        Continuity of Operations. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged; (b) cease operations, liquidate, merge or consolidate with any other entity, dissolve or transfer or sell Collateral out of the ordinary course of business; (c) make any other material change in its capital structure or operations which would adversely effect the repayment of the Indebtedness.

        Loans, Acquisitions and Guaranties. (a) Loan, invest in or advance money or assets in one or more transactions which in the aggregate exceed $100,000 in any calendar year; (b) purchase, create or acquire any interest in any other enterprise or entity which transaction involves a cost in excess of $100,000; or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

ADDITIONAL PROVISIONS.

1. Within 120 days after fiscal year end, Borrower shall supply Lender with audited financial statements and Borrower's Form 10-K and within 45 days after each fiscal quarter Borrower shall supply Lender with Borrower's Form 10-Q for such quarter (which will include the quarterly financial statements).

2. Borrower shall maintain its principal depository relationship with Lender.

3. Borrower shall maintain a Debt Coverage Ratio at all times (calculated on an annualized basis) of at least 1.5 to 1. "Debt Coverage Ratio" means to ratio of; (a) the sum of (i) net income, (ii) depreciation and amortization, and (iii) interest expense to (b) the sum of (i) the current portion of long term debt, and (ii) interest expense.

4. Borrower shall not incur capital expenditures in any fiscal year in an amount in excess of $50,000 over Borrower's annual depreciation and amortization expense for such fiscal year.

5. Advances/ Notes receivable from officers, shareholders are to be limited to $155,000.

6. In the event Borrower obtains additional equity financing, whether through a public or private offering or venture capital financing and such funding exceeds, in one or more transactions, an aggregate of at least $2 million, Lender may request that the Lender be repaid in full unless Borrower shall satisfy Lender that the disposition of such funding will not adversely impact the repayment of the Loan.


Borrower:                                 Lender:

OPTIMUMCARE CORPORATION                   NATIONAL BANK OF SOUTHERN CALIFORNIA


By:                                   By:
    ----------------------------          ------------------------------------
    Edward A. Johnson, President          Raymond T. Way, First Vice President

                         AGREEMENT TO PROVIDE INSURANCE

===========================================================================================================
Principal         Loan Date     Maturity      Loan No.    Call   Collateral   Account   Officer   Initials
$1,500,000.00                   05-01-1998    4000928            5005         423157    112
-----------------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower:  OPTIMUMCARE CORPORATION, A DELAWARE    Lender: NATIONAL BANK OF SOUTHERN CALIFORNIA
           CORPORATION                                    NEWPORT REGIONAL OFFICE
           30011 IVY GLENN DRIVE #219                     4100 NEWPORT PLACE
           LAGUNA NIGUEL, CA 92677                        NEWPORT BEACH, CA 92660
===========================================================================================================


INSURANCE REQUIREMENTS. OPTIMUMCARE CORPORATION ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

Collateral:     All Inventory, Equipment and Fixtures.
                Type. All risks, including fire, theft and liability.
                Amount. Full insurable value.
                Basis. Replacement value.
                Endorsements. Lender's loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of ten (10) days' prior written notice to Lender.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, thirty (30) days from the date of this Agreement, evidence of the required insurance as provided above, with an effective date of May 15, 1997, or earlier. Grant acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. These cost of any such insurance, at the option of Lender, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For the purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED MAY 15, 1997.

GRANTOR:

OPTIMUMCARE CORPORATION


By:
    ----------------------------
    EDWARD A. JOHNSON, PRESIDENT


================================================================================
                              FOR LENDER USE ONLY
                             INSURANCE VERIFICATION

DATE:_______________________________    PHONE: _____________________________
AGENT'S NAME:__________________________________
INSURANCE COMPANY:_____________________________
POLICY NUMBER:_________________________________
EFFECTIVE DATES:_______________________________
COMMENTS:______________________________________

================================================================================

===========================================================================================================
Principal         Loan Date     Maturity      Loan No.    Call   Collateral   Account   Officer   Initials
$1,500,000.00                   05-01-1998    4000928            5005         423157    112
-----------------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower:  OPTIMUMCARE CORPORATION, A DELAWARE    Lender: NATIONAL BANK OF SOUTHERN CALIFORNIA
           CORPORATION                                    NEWPORT REGIONAL OFFICE
           30011 IVY GLENN DRIVE #219                     4100 NEWPORT PLACE
           LAGUNA NIGUEL, CA 92677                        NEWPORT BEACH, CA 92660
===========================================================================================================

TO:______________________________         DATE: May 15, 1997


Dear Insurance Agent:

OPTIMUMCARE CORPORATION ("Grantor") is obtaining a loan from NATIONAL BANK OF SOUTHERN CALIFORNIA. Please send appropriate evidence of insurance to NATIONAL BANK OF SOUTHERN CALIFORNIA, together with the requested endorsements, on the following property, which Borrower is giving as security for the loan.

Collateral:     All Inventory, Equipment and Fixtures.
                Type. All risks, including fire, theft and liability.
                Amount. Full insurable value.
                Basis. Replacement value.
                Endorsements. Lender's loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of ten (10) days' prior written note to Lender.


BORROWER:

OPTIMUMCARE CORPORATION


By:
   ----------------------------------------
       EDWARD A. JOHNSON, PRESIDENT


MAIL TO:
               NATIONAL BANK OF SOUTHERN CALIFORNIA
               4100 NEWPORT PLACE, SUITE 120
               NEWPORT BEACH, CA 92660